Exhibit 23.1

Independent Auditors’ Consent

The Board of Directors
SUPERVALU INC.

We consent to the use of our reports incorporated herein by reference in this registration statement on Form S-8.

/s/    KPMG LLP

Minneapolis, MN
October 31, 2002